Tortoise Energy Independence Fund, Inc. Quarterly Report • Third Quarter 2012

The North American energy revolution

2012 3rd Quarter Report	1

Fund at a glance

Tortoise believes Tortoise Energy Independence Fund, Inc. (NYSE: NDP) is the first closed-end fund with a focus on North American crude oil and natural gas production growth — growth which supports energy independence.

Investment opportunity

Technological developments are now providing access to vast amounts of unconventional resources in North American oil and gas reservoirs, with the potential for an extended period of production growth. Virtually unthinkable a few years ago, North America now has the opportunity to be a global leader in energy production, with many experts predicting North America could become energy self-sufficient over the coming decades.

To capture the heart of this significant North American production growth potential, NDP invests in energy producers, also known as the upstream portion of the energy value chain. While commodity prices will fluctuate, we believe the sector’s volume growth potential provides an attractive long-term investment opportunity.

Targeted investment characteristics

NDP primarily invests in North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs, and, to a lesser extent, in companies that provide associated transportation, processing and storage. The majority of NDP’s investments will include upstream energy companies with the following targeted characteristics:

  Substantial acreage positions in premier North American oil and gas fields

  Production volume growth potential over many years

  High quality, financially disciplined management teams

  Total return potential through a combination of current income and capital appreciation

We also intend to write (sell) out-of-the-money covered call options on companies that meet our investment thresholds, seeking to mitigate portfolio risk, increase current income and enhance long-term total return potential across economic cycles.

Portfolio statistics at Sept. 30, 2012 (unaudited)

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

2	2012 3rd Quarter Report

September 28, 2012

Dear fellow stockholders,

We are pleased to introduce Tortoise Energy Independence Fund (NYSE: NDP), which we believe to be the first closed-end fund focused on North American crude oil and natural gas production growth.

NDP invests in the companies that are contributing to North American energy independence through the growing success of North American shale reservoirs. We believe the companies that are at the forefront of producing these oil and gas resources are going to create meaningful long-term value for their investors. NDP seeks to deliver the energy production side of the story – targeting North American oil and gas producers operating in strategic basins with meaningful production growth potential.

Fund highlights

We are pleased to report that we have fully invested the capital received in our initial public offering in the two months following our initial launch, meeting our initial timeline.

We recently declared our initial quarterly distribution of $0.4375 per share, to be paid on Nov. 30, 2012 to stockholders of record on Nov. 23, 2012. This distribution achieves the fund’s target of a 7.0 percent annualized yield on its $25 public offering price.

We completed our initial public offering of 13 million shares on July 31, 2012. During the overallotment period, the underwriters exercised their option to purchase an additional 1.5 million shares. In total, 14.5 million shares of NDP common stock have been issued at $25 per share, resulting in total gross equity proceeds of $362.5 million. Additionally, NDP has entered into a secured bank facility allowing it to borrow up to $65 million. As of Sept. 30, 2012, the fund’s leverage of $44.3 million, or approximately 11 percent of its total assets, is in line with its initial target.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

NDP is a new fund for a new era, providing investors access to the vast amounts of newfound resources in North American oil and gas basins, which supports energy independence for our country’s future generations.

We realize that you have many choices for your investments and we appreciate your confidence and trust.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Independence Fund, Inc.

(Unaudited)
Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	3

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide you insight into the results of operations, including comparative information to prior periods and trends. Beginning in our report dated November 30, 2012, and quarterly thereafter, we will include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. As this quarterly report is only for the initial stub period from the IPO through August 31, 2012, the financial results to discuss are limited. Our annual report as of November 30, 2012, will include a complete discussion for the period from inception through November 30, 2012.

Overview

Tortoise Energy Independence Fund, Inc. (“NDP”) completed its initial public offering and commenced operations on July 31, 2012. NDP issued 13,000,000 shares at $25.00 per share for net proceeds after issuance costs of approximately $310 million. On September 12, 2012, underwriters exercised their over-allotment option and purchased an additional 1,500,000 shares for net proceeds after issuance costs of approximately $36 million. NDP’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth, which supports North American energy independence through reduced reliance on foreign energy sources. We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”) that generally have a strong presence in North American oil and gas reservoirs, including shale, and, to a lesser extent, on companies that provide associated transportation, processing, storage, servicing and equipment. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

NDP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company update

The initial proceeds from the IPO, exercise of the over-allotment and from leverage were fully invested as of the end of September. The portfolio holdings and weightings are consistent with our target portfolio of at least 80 percent of our total assets invested in equity securities of North American energy companies. Information on our $65 million margin facility is included in the Liquidity and Capital Resources discussion below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year.

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

4	2012 3rd Quarter Report

Management’s Discussion (unaudited)

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, MLPs or affiliates of MLPs in which we invest and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. In the future, each will be summarized for you in the Key Financial Data table and discussed in more detail below.

Income from Investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of companies that provide access to North American oil and gas production growth. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and NGLs that generally have a strong presence in North American oil and gas reservoirs, including shale.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

In future reports, we will report on income from investments as a percent of average total assets for the quarter as compared to the prior quarter and the prior year.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. In future reports, we will report on operating expenses and leverage costs for the quarter as compared to the prior quarter and the prior year.

While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for years 1 and 2 and 0.10 percent of average monthly managed assets for years 3 and 4 following the closing of the initial public offering.

Distributable cash flow

As outlined above, DCF is income from investments less expenses. In future reports, this section will report our DCF for the quarter as compared to the prior quarter and the prior year.

On September 4, 2012, we declared a distribution of $0.4375 per share to be paid on November 30, 2012. This distribution achieves our target of a 7.0 percent annualized yield on the $25 public offering price.

Liquidity and capital resources

NDP had total assets of approximately $319 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid.

During the quarter, we entered into a margin loan facility. The secured facility allows us to borrow up to $65 million and has a 270-day rolling term. Interest accrues on the margin facility at a rate equal to 1-month LIBOR plus 0.85 percent and unused balances are subject to a fee of 0.25 percent.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income which includes dividends (that under current law are eligible for a reduced tax rate, which we refer to as qualified dividend income) and the excess of any short-term capital gains over net long-term capital losses; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We may designate a portion of our quarterly distributions as capital gains and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

Detailed individual tax information for each calendar year will be reported to stockholders on Form 1099-DIV after year-end.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	5

Schedule of Investments (unaudited)
August 31, 2012

	Shares	Fair Value
Common Stock — 59.8%(1)

Natural Gas Pipelines — 2.7%(1)(2)
United States — 2.7%(1)
EQT Corporation	47,300	$2,552,308
National Fuel Gas Company	113,800	5,678,620
		8,230,928
Oil and Gas Production — 57.1%(1)
Canada — 14.9%(1)
ARC Resources Ltd.	323,300	7,645,065
Baytex Energy Corp.	85,500	3,892,815
Canadian Natural Resources Limited	201,700	6,131,680
Crescent Point Energy Corp.	276,400	11,493,417
Encana Corporation	140,200	3,112,440
Enerplus Corporation	267,100	4,212,167
Penn West Petroleum Ltd.	162,300	2,304,660
Suncor Energy Inc.	239,300	7,485,304
The Netherlands — 2.4%(1)
Royal Dutch Shell plc (ADR)	105,400	7,374,838
United Kingdom — 2.4%(1)
BP p.l.c. (ADR)	179,400	7,545,564
United States — 37.4%(1)
Anadarko Petroleum Corporation(2)	181,600	12,579,432
Apache Corporation(2)	99,300	8,514,975
Cabot Oil & Gas Corporation(2)	60,300	2,497,023
Chesapeake Energy Corporation(2)	133,100	2,575,485
Chevron Corporation	65,000	7,290,400
Concho Resources Inc.(2)(3)	29,700	2,665,278
ConocoPhillips	58,900	3,344,931
Continental Resources, Inc.(2)(3)	62,887	4,657,412
Denbury Resources Inc.(2)(3)	254,000	3,934,460
Devon Energy Corporation(2)	153,700	8,888,471
EOG Resources, Inc.(2)	50,400	5,458,320
Hess Corporation(2)	45,900	2,319,327
Marathon Oil Corporation(2)	262,900	7,313,878
Newfield Exploration Company(2)(3)	59,500	1,941,485
Occidental Petroleum Corporation(2)	173,900	14,783,239
Pioneer Natural Resources Company(2)	89,300	8,694,248
QEP Resources, Inc.(2)	125,500	3,600,595
Range Resources Corporation(2)	132,500	8,637,675
Southwestern Energy Company(2)(3)	90,800	2,826,604
Whiting Petroleum Corporation(2)(3)	84,500	3,761,940
		177,483,128
Total Common Stock
(Cost $186,303,958)		185,714,056

Master Limited Partnerships
and Related Companies — 14.5%(1)

Crude/Refined Products Pipelines — 4.1%(1)
United States — 4.1%(1)
Enbridge Energy Management, L.L.C.(4)	123,726	3,851,590
Kinder Morgan Management, LLC(4)	55,100	4,084,012
Magellan Midstream Partners, L.P.	37,000	3,069,890
Plains All American Pipeline, L.P.	22,100	1,912,313
		12,917,805
Natural Gas/Natural Gas Liquids Pipelines — 3.8%(1)
United States — 3.8%(1)
Energy Transfer Partners, L.P.	86,958	3,714,846
Enterprise Products Partners L.P.	38,200	2,039,880
Regency Energy Partners LP	126,040	2,916,565
Williams Partners L.P.	63,900	3,295,962
		11,967,253
Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
DCP Midstream Partners, LP	44,100	1,902,474
Targa Resources Partners LP	34,200	1,385,784
		3,288,258

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

6	2012 3rd Quarter Report

Schedule of Investments (unaudited) (continued)
August 31, 2012

	Shares	Fair Value
Oil and Gas Production — 5.5%(1)
United States — 5.5%(1)
BreitBurn Energy Partners L.P.	191,100	$3,739,827
EV Energy Partners, L.P.	59,144	3,712,469
Legacy Reserves, L.P.	98,300	2,741,587
Linn Energy, L.L.C.	89,700	3,566,472
Pioneer Southwest Energy Partners L.P.	106,200	2,718,720
Vanguard Natural Resources, LLC	17,800	509,436
		16,988,511
Total Master Limited Partnerships
and Related Companies (Cost $44,452,971)		45,161,827

Short-Term Investments — 28.0%(1)

United States Investment Companies — 28.0%(1)
Fidelity Institutional Money Market
Portfolio — Class I, 0.16%(5)	83,220,166	83,220,166
Invesco Liquid Assets Institutional
Portfolio — Institutional Class,
0.17%(5)	3,891,255	3,891,255
Total Short-Term Investments
(Cost $87,111,421)		87,111,421
Total Investments — 102.3%(1)
(Cost $317,868,350)		317,987,304
Total Value of Options Written
(Premiums received $1,254,248) — (0.2%)(1)		(503,742)
Other Assets and Liabilities — (2.1%)(1)		(6,624,802)

Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$310,858,760

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of August 31, 2012.

Key to abbreviation
ADR = American Depository Receipts

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	7

Schedule of Options Written (unaudited)
August 31, 2012

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	September 2012	$75.00	706	$(16,238)
Anadarko Petroleum Corporation	September 2012	77.50	1,110	(8,880)
Apache Corporation	September 2012	95.00	993	(4,965)
Cabot Oil & Gas Corporation	September 2012	46.00	314	(9,420)
Cabot Oil & Gas Corporation	September 2012	47.00	252	(3,780)
Cabot Oil & Gas Corporation	September 2012	48.00	37	(185)
Chesapeake Energy Corporation	September 2012	21.00	584	(11,680)
Chesapeake Energy Corporation	September 2012	22.00	747	(5,976)
Concho Resources Inc.	September 2012	100.00	169	(4,225)
Concho Resources Inc.	September 2012	105.00	128	(1,280)
Continental Resources, Inc.	September 2012	75.00	173	(42,385)
Continental Resources, Inc.	September 2012	80.00	455	(31,850)
Denbury Resources Inc.	September 2012	17.00	1,452	(21,780)
Denbury Resources Inc.	September 2012	18.00	865	(3,460)
Devon Energy Corporation	September 2012	65.00	1,537	(9,222)
EOG Resources, Inc.	September 2012	120.00	504	(21,672)
EQT Corporation	September 2012	60.00	473	(7,095)
Hess Corporation	September 2012	52.50	252	(16,128)
Hess Corporation	September 2012	55.00	207	(4,347)
Marathon Oil Corporation	September 2012	29.00	2,050	(47,150)
Marathon Oil Corporation	September 2012	30.00	579	(3,474)
National Fuel Gas Company	September 2012	55.00	240	(5,040)
Newfield Exploration Company	September 2012	35.00	595	(12,495)
Occidental Petroleum Corporation	September 2012	95.00	161	(805)
Occidental Petroleum Corporation	September 2012	97.50	1,578	(1,578)
Pioneer Natural Resources Company	September 2012	105.00	303	(25,755)
Pioneer Natural Resources Company	September 2012	110.00	590	(20,060)
QEP Resources, Inc.	September 2012	30.00	1,255	(65,260)
Range Resources Corporation	September 2012	70.00	503	(39,737)
Range Resources Corporation	September 2012	72.50	714	(24,990)
Range Resources Corporation	September 2012	75.00	108	(2,160)
Southwestern Energy Company	September 2012	34.00	226	(5,198)
Southwestern Energy Company	September 2012	35.00	640	(8,320)
Southwestern Energy Company	September 2012	36.00	42	(252)
Whiting Petroleum Corporation	September 2012	49.00	845	(16,900)
Total Value of Call Options Written
(Premiums received $1,254,248)				$(503,742)

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

8	2012 3rd Quarter Report

Statement of Assets & Liabilities (unaudited)
August 31, 2012

Assets
Investments at fair value (cost $317,868,350)	$317,987,304
Cash	58,948
Receivable for Adviser fee waiver	40,781
Dividends and distributions receivable	418,835
Prepaid expenses and other assets	27,953
Total assets	318,533,821
Liabilities
Options written, at fair value
(premiums received $1,254,248)	503,742
Payable to Adviser	299,064
Payable for investments purchased	6,543,516
Accrued expenses and other liabilities	328,739
Total liabilities	7,675,061
Net assets applicable to
common stockholders	$310,858,760
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
13,004,200 shares issued and outstanding
(100,000,000 shares authorized)	$13,004
Additional paid-in capital	309,812,271
Undistributed net investment income	161,386
Undistributed net realized gain	2,108
Net unrealized appreciation of investments	869,991
Net assets applicable to
common stockholders	$310,858,760
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$23.90

Statement of Operations (unaudited)
Period from July 31, 2012(1) through August 31, 2012

Investment Income
Distributions from master limited partnerships	$339,909
Less return of capital on distributions	(287,930)
Net distributions from master
limited partnerships	51,979
Dividends from common stock
(net of foreign taxes withheld of $37,648)	405,654
Dividends from money market mutual funds	23,013
Total Investment Income	480,646
Operating Expenses
Advisory fees	299,064
Professional fees	21,745
Administrator fees	10,875
Directors’ fees	5,958
Stockholder communication expenses	5,949
Custodian fees and expenses	5,125
Fund accounting fees	4,601
Registration fees	2,931
Stock transfer agent fees	989
Other operating expenses	2,804
Total Expenses	360,041
Less fees waived by Adviser	(40,781)
Net Expenses	319,260
Net Investment Income	161,386
Realized and Unrealized Gains (Losses)
Net realized gain on investments, including
foreign currency gain (loss)	4,274
Net realized loss on options	(2,222)
Net realized gain on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	56
Net realized gain	2,108
Net unrealized appreciation of investments,
including foreign currency gain (loss)	118,954
Net unrealized appreciation of options	750,506
Net unrealized appreciation of other
assets and liabilities due to foreign
currency translation	531
Net unrealized appreciation	869,991
Net Realized and Unrealized Gains	872,099
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$1,033,485

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	9

Statement of Changes in Net Assets

Period from
July 31, 2012(1)
through
August 31, 2012
(unaudited)
Operations
Net investment income	$161,386
Net realized gains	2,108
Net unrealized appreciation	869,991
Net increase in net assets applicable to common stockholders resulting from operations	1,033,485
Capital Stock Transactions
Proceeds from initial public offering of 13,000,000 common shares	325,000,000
Underwriting discounts and offering expenses associated with the issuance of common stock	(15,275,000)
Net increase in net assets applicable to common stockholders from capital stock transactions	309,725,000
Total increase in net assets applicable to common stockholders	310,758,485
Net Assets
Beginning of period	100,275
End of period	$310,858,760
Accumulated net investment income, end of period	$161,386

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

10	2012 3rd Quarter Report

Statement of Cash Flows (unaudited)
Period from July 31, 2012(1) through August 31, 2012

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$336,349
Dividend income received	13,978
Purchases of long-term investments	(224,537,770)
Proceeds from sales of long-term investments	40,701
Purchases of short-term investments, net	(87,111,421)
Call options written, net	1,252,026
Operating expenses paid	(32,913)
Net cash used in operating activities	(310,039,050)
Cash Flows From Financing Activities
Issuance of common stock	325,000,000
Common stock issuance costs	(15,002,277)
Net cash provided by financing activities	309,997,723
Net change in cash	(41,327)
Cash — beginning of period	100,275
Cash — end of period	$58,948

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$1,033,485
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(231,081,286)
Proceeds from sales of long-term investments	40,701
Purchases of short-term investments, net	(87,111,421)
Call options written, net	1,252,026
Return of capital on distributions received	287,930
Net unrealized appreciation	(869,991)
Net realized gain	(2,108)
Changes in operating assets and liabilities:
Increase in dividends and distributions receivable	(418,248)
Increase in prepaid expenses and other assets	(27,953)
Increase in payable for investments purchased	6,543,516
Increase in payable to Adviser, net of fees waived	258,283
Increase in accrued expenses and other liabilities	56,016
Total adjustments	(311,072,535)
Net cash used in operating activities	$(310,039,050)

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	11

Financial Highlights

Period from
July 31, 2012(1)
through
August 31, 2012
(unaudited)
Per Common Share Data(2)
Public offering price	$25.00
Income from Investment Operations
Net investment income	0.01
Net realized and unrealized gains	0.06
Total income from investment operations	0.07
Underwriting discounts and offering costs on issuance of common stock(3)	(1.17)
Net Asset Value, end of period	$23.90
Per common share market value, end of period	$25.36
Total Investment Return Based on Market Value(4)	1.44%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$310,859
Average net assets (000’s)	$310,959
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.10%
Other operating expenses	0.22
Fee waiver	(0.15)
Total expenses	1.17%
Ratio of net investment income to average net assets before fee waiver(5)	0.44%
Ratio of net investment income to average net assets after fee waiver(5)	0.59%
Portfolio turnover rate	0.04%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through August 31, 2012.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).
(5)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

12	2012 3rd Quarter Report

Notes to Financial Statements (unaudited)
August 31, 2012

1. Organization

Tortoise Energy Independence Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 11, 2012, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of North American energy companies. The Company commenced operations on July 31, 2012. The Company’s stock is listed on the New York Stock Exchange under the symbol “NDP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2012.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders will be recorded on the ex-dividend date. The Company intends to make quarterly cash distributions to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. There were no distributions paid to common stockholders for the period ended August 31, 2012.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	13

Notes to Financial Statements (unaudited) (continued)

F. Federal income taxation
The Company intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $650,000 related to the issuance of common stock in the initial public offering were recorded to additional paid-in capital during the period ended August 31, 2012.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise or expiration, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent accounting pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Company has adopted these amendments and they did not have a material impact on the financial statements.

3. Concentration of risk

Under normal circumstances, and once fully invested in accordance with its investment objective, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of North American energy companies, including at least 70 percent of its total assets in equity securities of upstream energy companies. The Company considers a company to be a North American energy company if (i) it is organized under the laws of, or maintains its principal place of business in, North America and (ii) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and natural gas liquids (“NGLs”), or that provide associated transportation, processing, equipment, storage, and servicing. The Company considers a company to be an upstream energy company if (i) at least 50 percent of its assets, cash flow or revenue is associated with the exploration, development, drilling, completion or production of crude oil, condensate, natural gas and NGLs or (ii) its business is related to energy or refining as defined by the Standard Industrial Classification (“SIC”) system. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets for the first year following the commencement of operations, 0.15 percent of average monthly Managed Assets for the second year following the commencement of operations, 0.10 percent of average monthly Managed Assets for the third year following the commencement of operations and 0.10 percent of average monthly Managed Assets for the fourth year following the commencement of operations.

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

14	2012 3rd Quarter Report

Notes to Financial Statements (unaudited) (continued)

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income taxes

It is the Company’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of August 31, 2012, the aggregate cost of securities for federal income tax purposes was $317,816,370. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,474,569, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $2,303,635 and the net unrealized appreciation was $170,934.

6. Fair value of financial instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of August 31, 2012. These assets and liabilities are measured on a recurring basis.

	Fair Value at
Description	August 31, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$185,714,056	$185,714,056	$—	$—
Master Limited Partnerships
and Related Companies(a)	45,161,827	45,161,827	—	—
Total Equity Securities	230,875,883	230,875,883	—	—
Other:
Short-Term Investments(b)	87,111,421	87,111,421	—	—
Total Assets	$317,987,304	$317,987,304	$—	$—
Liabilities
Written Call Options	$503,742	$503,742	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at August 31, 2012.

The Company did not hold any Level 3 securities during the period ended August 31, 2012.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended August 31, 2012.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	15

Notes to Financial Statements (unaudited) (continued)

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from July 31, 2012 through August 31, 2012, are as follows:

	Number of
	Contracts	Premium
Options outstanding at July 31, 2012	—	$—
Options written	22,302	1,284,644
Options closed	(319)	(15,755)
Options exercised	(9)	(220)
Options expired	(587)	(14,421)
Options outstanding at August 31, 2012	21,387	$1,254,248

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at August 31, 2012:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$503,742

The following table presents the effect of derivatives on the Statement of Operations for the period ended August 31, 2012:

Derivatives not
accounted for as	Location of	Net Realized	Net Unrealized
hedging instruments	Gains (Losses)	Loss on	Appreciation
under ASC 815	on Derivatives	Derivatives	of Derivatives
Written equity call options	Options	$2,222	$750,506

8. Investment transactions

For the period from July 31, 2012 through August 31, 2012, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $231,081,286 and $40,701 (excluding short-term debt securities), respectively.

9. Common stock

The Company has 100,000,000 shares of capital stock authorized and 13,004,200 shares outstanding at August 31, 2012. Transactions in common stock for the period ended August 31, 2012, were as follows:

Shares at July 31, 2012	4,200
Shares sold through initial public offering	13,000,000
Shares at August 31, 2012	13,004,200

10. Credit facility

On August 3, 2012, the Company entered into a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.85 percent and unused portions of the facility generally will accrue a fee equal to an annual rate of 0.25 percent. The Company did not utilize the credit facility during the period from July 31, 2012 through August 31, 2012.

11. Subsequent events

On September 4, 2012, the Company declared a distribution of $0.4375 per share to be paid on November 30, 2012 to stockholders of record on November 23, 2012.

On September 12, 2012, the Company issued 1,500,000 shares of common stock for total gross proceeds of $37,500,000 upon exercise of the over-allotment option in connection with the Company’s initial public offering.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

16	2012 3rd Quarter Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from July 31, 2012 through August 31, 2012, the aggregate compensation paid by the Company to the independent directors was $9,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2013, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q will be available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs will also be available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2013 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Energy Independence Fund, Inc.	www.tortoiseadvisors.com

2012 3rd Quarter Report	17

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Independence Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: NDP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$1,749	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$345
Tortoise Energy Capital Corp.		Midstream Equity	$894	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$400
Tortoise MLP Fund, Inc.		Natural Gas Equity	$1,664	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$225
Tortoise North American Energy Corp.		Midstream/Upstream Equity	$228

(1) As of 9/30/12

Tortoise Energy Independence Fund, Inc	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Energy Independence Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com